Exhibit 4.01

SOUTHWESTERN PUBLIC SERVICE COMPANY

and

THE BANK OF NEW YORK,
as Successor to
THE CHASE MANHATTAN BANK,
as Trustee

FOURTH SUPPLEMENTAL INDENTURE

Dated as of October 1, 2006

Supplementing the Indenture

Dated as of February 1, 1999

THIS FOURTH SUPPLEMENTAL INDENTURE, dated as of October 1, 2006 (this “Supplemental Indenture”), is between SOUTHWESTERN PUBLIC SERVICE COMPANY, a New Mexico corporation (hereinafter called the “Issuer” or the “Company”), having its principal office at Tyler at Sixth Street, Amarillo, Texas 79101, and THE BANK OF NEW YORK, as successor to THE CHASE MANHATTAN BANK, as Trustee (hereinafter called the “Trustee”), having its office at 4 New York Plaza 15th Floor, New York, New York 10004.

Recitals of the Issuer

The Issuer and the Trustee have heretofore entered into an Indenture, dated as of February 1, 1999, a First Supplemental Indenture, dated as of March 1, 1999, a Second Supplemental Indenture, dated as of October 1, 2001, and a Third Supplemental Indenture, dated as of October 1, 2003 (such Indenture, as supplemented by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture and this Supplemental Indenture, being hereinafter referred to as the “Indenture”), relating to the issuance at any time or from time to time of its Securities on terms to be specified at the time of issuance. Pursuant to Section 7.08 of the Indenture, JPMorgan Chase Bank, N.A. succeeded The Chase Manhattan Bank as trustee under the Indenture and The Bank of New York subsequently succeeded JPMorgan Chase Bank, N.A. as trustee under the Indenture. Terms used and not otherwise defined herein shall (unless the context otherwise clearly requires) have the respective meanings given to them in the Indenture.

The Indenture provides in Article Two thereof that, prior to the issuance of Securities of any series, the form of such Securities and the terms applicable to such series shall be established in, or pursuant to, the authority granted in a resolution of the Board of Directors (delivered to the Trustee in the form of a Bond Resolution) or established in one or more indentures supplemental thereto.

The Issuer desires by this Supplemental Indenture, among other things, to establish the form of the Securities of the Issuer of a series to be titled Series E Senior Notes, 5.60% due 2016 and the form of the Securities of the Issuer of a series to be titled Series F Senior Notes, 6% due 2036, and to establish the terms applicable to each such series, pursuant to Sections 2.01 and 10.01 of the Indenture. The Issuer has duly authorized the execution and delivery of this Supplemental Indenture.

Article Ten of the Indenture provides that the Issuer, when authorized by a resolution of its Board of Directors, and the Trustee may from time to time and at any time amend the Indenture without the consent of Securityholders for certain purposes enumerated in Section 10.01 thereof, including purposes set forth in subsection (4) of said Section 10.01.

The execution and delivery of this Supplemental Indenture by the parties hereto are in all respects authorized by the provisions of the Indenture. All things necessary have been done to make this Supplemental Indenture a valid agreement of the Issuer, in accordance with its terms.

NOW, THEREFORE, THIS FOURTH SUPPLEMENTAL INDENTURE WITNESSETH:

For and in consideration of the premises, it is mutually covenanted and agreed, as follows:

ARTICLE I.

ESTABLISHMENT OF SERIES E NOTES, 5.60% DUE 2016

Section 1.01.  There shall be established by this Supplemental Indenture Securities of the Issuer of a series titled Series E Senior Notes, 5.60% due 2016 (hereinafter called the “Series E Notes”). The Series E Notes shall be issued in registered form substantially in the form set forth in Exhibit A hereto (which is hereby incorporated herein and made a part hereof), subject to changes in the form thereof made by the Issuer and acceptable to the Trustee.

Section 1.02.  The Series E Notes shall be limited to $200,000,000 in aggregate principal amount.

Section 1.03.  The Series E Notes may be issued in whole or in part as one or more Global Securities, and The Depository Trust Company, or a nominee thereof, shall be the Depository for such Global Security or Global Securities. The Depository for such Global Security or Global Securities representing the Series E Notes may surrender one or more Global Securities representing the Series E Notes in exchange in whole or in part for individual Series E Notes on such terms as are acceptable to the Issuer and such Depository and otherwise subject to the terms of Section 2.12 of the Indenture.

Section 1.04.  The Issuer hereby appoints, or confirms the appointment of, The Bank of New York as the initial Trustee, Transfer Agent and Paying Agent, subject to the provisions of the Indenture with respect to resignation, removal and succession, and subject, further, to the right of the Issuer to appoint additional agents (including Paying Agents).

Section 1.05.  The terms of the Series E Notes shall be as set forth in Exhibit A hereto, and shall include the payment and other terms reflected on the Series E Notes as actually executed, authenticated and delivered under the Indenture.

ARTICLE II.

ESTABLISHMENT OF SERIES F NOTES, 6% DUE 2036

Section 2.01.  There shall be established by this Supplemental Indenture Securities of the Issuer of a series titled Series F Senior Notes, 6% due 2036 (hereinafter called the “Series F Notes”). The Series F Notes shall be issued in registered form substantially in the form set forth in Exhibit B hereto (which is hereby incorporated herein and made a part hereof), subject to changes in the form thereof made by the Issuer and acceptable to the Trustee.

Section 2.02.  The Series F Notes shall be limited to $250,000,000 in aggregate principal amount.

Section 2.03.  The Series F Notes may be issued in whole or in part as one or more Global Securities, and The Depository Trust Company, or a nominee thereof, shall be the Depository for such Global Security or Global Securities. The Depository for such Global Security or Global Securities representing the Series F Notes may surrender one or more Global Securities representing the Series F Notes in exchange in whole or in part for individual Series F

2

Notes on such terms as are acceptable to the Issuer and such Depository and otherwise subject to the terms of Section 2.12 of the Indenture.

Section 2.04.  The Issuer hereby appoints, or confirms the appointment of, The Bank of New York as the initial Trustee, Transfer Agent and Paying Agent, subject to the provisions of the Indenture with respect to resignation, removal and succession, and subject, further, to the right of the Issuer to appoint additional agents (including Paying Agents).

Section 2.05.  The terms of the Series F Notes shall be as set forth in Exhibit B hereto, and shall include the payment and other terms reflected on the Series F Notes as actually executed, authenticated and delivered under the Indenture.

ARTICLE III.

MISCELLANEOUS

Section 3.01.  The recitals contained herein shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

Section 3.02.  The Indenture, as supplemented by this Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed.

Section 3.03.  This Supplemental Indenture may be executed in any number of counterparts, and on separate counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

Section 3.04.  If any provision of this Supplemental Indenture limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, through operation of Section 318(c), such imposed duties shall control.

Section 3.05.  The Article headings herein are for convenience only and shall not affect the interpretation hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested as of the 1st day of October, 2006.

SOUTHWESTERN PUBLIC SERVICE COMPANY

		By:	/s/ George E. Tyson II
Name: George E. Tyson II
Title: Vice President and Treasurer

[Seal]

		Attest:	/s/ Patrice D. Blaeser
Name: Patrice D. Blaeser
Title: Assistant Secretary

THE BANK OF NEW YORK

By:	/s/ Remo J. Reale
Authorized Signatory
Name: Remo J. Reale
Title: Vice President

[Seal]

Attest:	/s/ Jeremy F. Finkelstein
Name: Jeremy F. Finkelstein
Title: Assistant Vice President

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EXHIBIT A

CUSIP: 845743 BK 8	$200,000,000

THIS SECURITY IS A GLOBAL SECURITY REGISTERED IN THE NAME OF THE DEPOSITARY (REFERRED TO HEREIN) OR A NOMINEE THEREOF AND UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (55 WATER STREET, NEW YORK, NEW YORK), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOUTHWESTERN PUBLIC SERVICE COMPANY

Series E Senior Notes, 5.60% due 2016

Southwestern Public Service Company promises to pay to Cede & Co. or registered assigns the principal sum of                               Dollars on October 1, 2016.

Interest Payment Dates:	April 1 and October 1
Record Dates:	March 15 and September 15

SOUTHWESTERN PUBLIC SERVICE COMPANY

Series E Senior Notes, 5.60% due 2016

1. Interest.

Southwestern Public Service Company (“Company”), a corporation organized and existing under the laws of the State of New Mexico, promises to pay interest on the principal amount of this Note at the rate per annum shown above. The Company will pay interest on April 1 to the holder of record on March 15 and on October 1 to the holder of record on September 15 of each year commencing April 1, 2007. Interest on this Note will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from October 6, 2006. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2. Method of Payment.

The Company will pay interest on this Note to the person who is the registered Holder of the Note at the close of business on the record date for the next interest payment date, except as otherwise provided in the Indenture. This Note must be surrendered to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. So long as this Note is in book-entry only form and registered in the name of The Depository Trust Company, or a nominee thereof, as Depositary, the Company will wire any payments of principal, interest or premium to such Depositary. Otherwise, the Company may pay principal and interest by check payable in such money. It may mail an interest check to the Holder’s registered address.

3. Bond Agents.

Initially, The Bank of New York, 4 New York Plaza 15th Floor, New York, New York 10004, will act as Paying Agent and Transfer Agent. The Company may change any Paying Agent or Transfer Agent without notice or provide for more than one such agent. The Company or any Affiliate may act in any such capacity. Subject to certain conditions, the Company may change the Trustee.

4. Indenture.

This Note is one of a series of securities issued under an Indenture dated as of February 1, 1999 (“Indenture”) between the Company and The Bank of New York, as successor to The Chase Manhattan Bank (“Trustee”). The terms of this Note include those stated in the Indenture including the Fourth Supplemental Indenture dated as of October 1, 2006 creating the Notes of this series and those made part of the Indenture by the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb). Securityholders are referred to the Indenture, the Supplemental Indenture and the Act for a statement of such terms.

5. Redemption.

The Notes of this series are subject to redemption upon not less than 30 days’ notice by first class mail, in whole at any time or in part from time to time at the option of the Company, at a “make whole” redemption price equal to the greater of (a) 100% of the principal amount of the Notes of this series to be redeemed or (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (excluding the portion of any such interest accrued to the date fixed for redemption) discounted to the date fixed for redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield plus 15 basis points, plus accrued and unpaid interest to the date fixed for redemption.

“Treasury Yield” means, for any redemption date, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Term, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Yield will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Yield will be calculated on the third business day preceding the date fixed for redemption.

“Comparable Treasury Issue” means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes of this series that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means (i) the average of the Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations for the redemption date, or (ii) if the Trustee obtains fewer than four Reference Treasury Dealer Quotations, the average of all of the quotations.

“Independent Investment Banker” means any one of Barclays Capital Inc., Citigroup Global Markets Inc., KeyBanc Capital Markets, a division of McDonald Investments Inc. or their respective successors, or, if such firms or their successors are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee after consultation with the Company.

“Reference Treasury Dealer” means (i) any one of Barclays Capital Inc., Citigroup Global Markets Inc., KeyBanc Capital Markets, a division of McDonald Investments Inc., or any other primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”) designated by, and not affiliated with, Barclays Capital Inc., Citigroup Global Markets Inc., KeyBanc Capital Markets, a division of McDonald Investments Inc., or their respective successors; provided, however, that if Barclays Capital Inc., Citigroup Global Markets Inc. or KeyBanc Capital Markets, a division of McDonald Investments Inc., or any of its designees ceases to be a Primary Treasury Dealer, the Company will appoint another Primary Treasury Dealer as a substitute or (ii) any other Primary Treasury Dealer selected by the Company after consultation with an Independent Investment Banker.

“Reference Treasury Dealer Quotations” means, for each Reference Treasury Dealer and any redemption date, the average, as determined by an Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by the Reference Treasury Dealer at 5:00 p.m. on the third business day preceding the redemption date.

If we elect to redeem less than all of the Notes of this series, the Trustee will select, in such manner as it deems fair and appropriate, the particular Notes of this series or portions of them to be redeemed. On and after the date fixed for redemption (unless we default in the payment of the redemption price and interest accrued thereon to such date), interest on the Notes of this series or the portions of them so called for redemption will cease to accrue.

In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Notes of this series are not subject to a sinking fund.

6. Notice of Redemption.

Notice of redemption will be mailed at least 30 days before the date fixed for redemption to the Holder hereof to be redeemed at such Holder’s registered address.

A notice of redemption may provide that it is subject to the occurrence of any event before the date fixed for such redemption as described in such notice (“Conditional Redemption”) and such notice of Conditional Redemption shall be of no effect unless all such conditions to the redemption have occurred before such date or have been waived by the Company.

7. Denominations, Transfer, Exchange.

The Notes of this series are in registered form without coupons in denominations of $1000 and whole multiples of $1000. The transfer of this Note may be registered and this Note may be exchanged as provided in the Indenture. The Transfer Agent may require a holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or the Indenture. The Transfer Agent need not exchange or register the transfer of this Note or portion thereof selected for redemption. Also, it need not exchange or register the transfer of this Note for a period of 15 days before a selection of Securities to be redeemed.

8. Persons Deemed Owners.

The registered holder of this Note may be treated as its owner for all purposes.

9. Amendments and Waivers.

Subject to certain exceptions, the Indenture or the Notes of this series may be amended with the consent of the holders of a majority in principal amount of the securities of all series affected by the amendment. Subject to certain exceptions, a default on a series may be waived with the consent of the holders of a majority in principal amount of the series.

Without the consent of any Securityholder, the Indenture or the Notes of this series may be amended, among other things, to cure any ambiguity, omission, defect or inconsistency; to provide for assumption of Company obligations to Securityholders; or to make any change that does not materially adversely affect the rights of any Securityholder.

10. Restrictive Covenants.

The Notes of this series are unsecured general obligations of the Company limited to $200,000,000 principal amount. The Indenture does not limit other unsecured debt.

11. Successors.

When a successor assumes all the obligations of the Company under the Securities and the Indenture, the Company will be released from those obligations.

12. Defeasance Prior to Redemption or Maturity.

Subject to certain conditions as set forth in Article 8 of the Indenture, the Company at any time may terminate some or all of its obligations under this Note and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on this Note to redemption or maturity. U.S. Government Obligations are securities backed by the full faith and credit of the United States of America or certificates representing an ownership interest in such Obligations.

13. Defaults and Remedies.

An Event of Default includes: default for 60 days in payment of interest on the Notes of this series; default in payment of principal on the Notes of this series; default by the Company for 90 days after notice to it in the performance of any of its other agreements applicable to the Notes of this series; certain events of bankruptcy or insolvency; and any other Event of Default provided for in this series. If an Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the Notes of this series may declare the principal of all the Notes of this Series to be due and payable immediately.

The Securityholders of a majority in principal amount of Notes of this series may, by notice to the Trustee, rescind an acceleration so long as the rescission would not conflict with any judgment or decree and if all existing events of default on the Notes of this series have been cured or waived except non-payment of principal or interest that has become due solely because of the acceleration.

Securityholders may not enforce the Indenture or the Notes of this series except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes of this series. Subject to certain limitations, holders of a majority in principal amount of the Notes of this series may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish annual compliance certificates to the Trustee.

14. Trustee Dealings with Company.

The Bank of New York, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

15. No Recourse Against Others.

A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under this Note or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. The Holder hereof by accepting this Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of this Note.

16. Authentication.

This Note shall not be valid until authenticated by a manual signature of the Trustee.

17. Abbreviations.

Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (tenants in common), TEN ENT (tenants by the entireties), JT TEN (joint tenants with right of survivorship and not as tenants in common), CUST (custodian), and U/G/M/A (Uniform Gifts to Minors Act).

The Company will furnish to the Holder hereof upon written request and without charge a copy of the Indenture including the Supplemental Indenture, which contains the text of this Note in larger type. Requests may be made to: Southwestern Public Service Company, c/o Xcel Energy Inc., 414 Nicollet Mall, Minneapolis, Minnesota 55401, Attention: Corporate Secretary.

Dated:                             ,

SOUTHWESTERN PUBLIC SERVICE COMPANY

By:
Name: Benjamin G.S. Fowke III
Title: Vice President and Chief Financial Officer

By:
Name: George E. Tyson II
Title: Vice President and Treasurer

Attest:

By:
Name: Patrice D. Blaeser
Title: Assistant Secretary

(Seal)

Authenticated:
THE BANK OF NEW YORK

By:
Authorized Signature
Name:
Title:

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to:

(Insert assignee’s Soc. Sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                 agent to transfer this Note on the books of the Company. That agent may substitute another to act for him.

Date:	Your Signature:

(Sign exactly as your name appears on the other side of This Note)

EXHIBIT B

CUSIP: 845743 BL 6	$250,000,000

THIS SECURITY IS A GLOBAL SECURITY REGISTERED IN THE NAME OF THE DEPOSITARY (REFERRED TO HEREIN) OR A NOMINEE THEREOF AND UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (55 WATER STREET, NEW YORK, NEW YORK), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOUTHWESTERN PUBLIC SERVICE COMPANY

Series F Senior Notes, 6% due 2036

Southwestern Public Service Company promises to pay to Cede & Co. or registered assigns the principal sum of                                Dollars on October 1, 2036.

Interest Payment Dates:	April 1 and October 1
Record Dates:	March 15 and September 15

SOUTHWESTERN PUBLIC SERVICE COMPANY

Series F Senior Notes, 6% due 2036

1. Interest.

Southwestern Public Service Company (“Company”), a corporation organized and existing under the laws of the State of New Mexico, promises to pay interest on the principal amount of this Note at the rate per annum shown above.  The Company will pay interest on April 1 to the holder of record on March 15 and on October 1 to the holder of record on September 15 of each year commencing April 1, 2007.  Interest on this Note will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from October 6, 2006.  Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2. Method of Payment.

The Company will pay interest on this Note to the person who is the registered Holder of the Note at the close of business on the record date for the next interest payment date, except as otherwise provided in the Indenture.  This Note must be surrendered to a Paying Agent to collect principal payments.  The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts.  So long as this Note is in book-entry only form and registered in the name of The Depository Trust Company, or a nominee thereof, as Depositary, the Company will wire any payments of principal, interest or premium to such Depositary.  Otherwise, the Company may pay principal and interest by check payable in such money.  It may mail an interest check to the Holder’s registered address.

3. Bond Agents.

Initially, The Bank of New York, 4 New York Plaza 15th Floor, New York, New York 10004, will act as Paying Agent and Transfer Agent.  The Company may change any Paying Agent or Transfer Agent without notice or provide for more than one such agent.  The Company or any Affiliate may act in any such capacity.  Subject to certain conditions, the Company may change the Trustee.

4. Indenture.

This Note is one of a series of securities issued under an Indenture dated as of February 1, 1999 (“Indenture”) between the Company and The Bank of New York, as successor to The Chase Manhattan Bank (“Trustee”).  The terms of this Note include those stated in the Indenture including the Fourth Supplemental Indenture dated as of October 1, 2006 creating the Notes of this series and those made part of the Indenture by the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb).  Securityholders are referred to the Indenture, the Supplemental Indenture and the Act for a statement of such terms.

5. Redemption.

The Notes of this series are subject to redemption upon not less than 30 days’ notice by first class mail, in whole at any time or in part from time to time at the option of the Company, at a “make whole” redemption price equal to the greater of (a) 100% of the principal amount of the Notes of this series to be redeemed or (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (excluding the portion of any such interest accrued to the date fixed for redemption) discounted to the date fixed for redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield plus 20 basis points, plus accrued and unpaid interest to the date fixed for redemption.

“Treasury Yield” means, for any redemption date, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Term, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Yield will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.  The Treasury Yield will be calculated on the third business day preceding the date fixed for redemption.

“Comparable Treasury Issue” means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes of this series that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means (i) the average of the Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations for the redemption date, or (ii) if the Trustee obtains fewer than four Reference Treasury Dealer Quotations, the average of all of the quotations.

“Independent Investment Banker” means any one of Barclays Capital Inc., Citigroup Global Markets Inc.,  KeyBanc Capital Markets, a division of McDonald Investments Inc. or their respective successors, or, if such firms or their successors are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee after consultation with the Company.

“Reference Treasury Dealer” means (i) any one of Barclays Capital Inc., Citigroup Global Markets Inc., KeyBanc Capital Markets, a division of McDonald Investments Inc., or any other primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”) designated by, and not affiliated with, Barclays Capital Inc., Citigroup Global Markets Inc., KeyBanc Capital Markets, a division of McDonald Investments Inc., or their respective successors; provided, however, that if Barclays Capital Inc., Citigroup Global Markets Inc. or KeyBanc Capital Markets, a division of McDonald Investments Inc., or any of its designees ceases to be a Primary Treasury Dealer, the Company will appoint another Primary Treasury Dealer as a substitute or (ii) any other Primary Treasury Dealer selected by the Company after consultation with an Independent Investment Banker.

“Reference Treasury Dealer Quotations” means, for each Reference Treasury Dealer and any redemption date, the average, as determined by an Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by the Reference Treasury Dealer at 5:00 p.m. on the third business day preceding the redemption date.

If we elect to redeem less than all of the Notes of this series, the Trustee will select, in such manner as it deems fair and appropriate, the particular Notes of this series or portions of them to be redeemed.  On and after the date fixed for redemption (unless we default in the payment of the redemption price and interest accrued thereon to such date), interest on the Notes of this series or the portions of them so called for redemption will cease to accrue.

In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Notes of this series are not subject to a sinking fund.

6. Notice of Redemption.

Notice of redemption will be mailed at least 30 days before the date fixed for redemption to the Holder hereof to be redeemed at such Holder’s registered address.

A notice of redemption may provide that it is subject to the occurrence of any event before the date fixed for such redemption as described in such notice (“Conditional Redemption”) and such notice of Conditional Redemption shall be of no effect unless all such conditions to the redemption have occurred before such date or have been waived by the Company.

7. Denominations, Transfer, Exchange.

The Notes of this series are in registered form without coupons in denominations of $1000 and whole multiples of $1000.  The transfer of this Note may be registered and this Note may be exchanged as provided in the Indenture.  The Transfer Agent may require a holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or the Indenture.  The Transfer Agent need not exchange or register the transfer of this Note or portion thereof selected for redemption.  Also, it need not exchange or register the transfer of this Note for a period of 15 days before a selection of Securities to be redeemed.

8. Persons Deemed Owners.

The registered holder of this Note may be treated as its owner for all purposes.

9. Amendments and Waivers.

Subject to certain exceptions, the Indenture or the Notes of this series may be amended with the consent of the holders of a majority in principal amount of the securities of all series affected by the amendment.  Subject to certain exceptions, a default on a series may be waived with the consent of the holders of a majority in principal amount of the series.

Without the consent of any Securityholder, the Indenture or the Notes of this series may be amended, among other things, to cure any ambiguity, omission, defect or inconsistency; to provide for assumption of Company obligations to Securityholders; or to make any change that does not materially adversely affect the rights of any Securityholder.

10. Restrictive Covenants.

The Notes of this series are unsecured general obligations of the Company limited to $250,000,000 principal amount.  The Indenture does not limit other unsecured debt.

11. Successors.

When a successor assumes all the obligations of the Company under the Securities and the Indenture, the Company will be released from those obligations.

12. Defeasance Prior to Redemption or Maturity.

Subject to certain conditions as set forth in Article 8 of the Indenture, the Company at any time may terminate some or all of its obligations under this Note and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on this Note to redemption or maturity.  U.S. Government Obligations are securities backed by the full faith and credit of the United States of America or certificates representing an ownership interest in such Obligations.

13. Defaults and Remedies.

An Event of Default includes: default for 60 days in payment of interest on the Notes of this series; default in payment of principal on the Notes of this series; default by the Company for 90 days after notice to it in the performance of any of its other agreements applicable to the Notes of this series; certain events of bankruptcy or insolvency; and any other Event of Default provided for in this series.  If an Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the Notes of this series may declare the principal of all the Notes of this Series to be due and payable immediately.

The Securityholders of a majority in principal amount of Notes of this series may, by notice to the Trustee, rescind an acceleration so long as the rescission would not conflict with any judgment or decree and if all existing events of default on the Notes of this series have been cured or waived except non-payment of principal or interest that has become due solely because of the acceleration.

Securityholders may not enforce the Indenture or the Notes of this series except as provided in the Indenture.  The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes of this series. Subject to certain limitations, holders of a majority in principal amount of the Notes of this series may direct the Trustee in its exercise of any trust or power.  The Trustee may withhold from Securityholders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish annual compliance certificates to the Trustee.

14. Trustee Dealings with Company.

The Bank of New York, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

15. No Recourse Against Others.

A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under this Note or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation.  The Holder hereof by accepting this Note waives and releases all such liability.  The waiver and release are part of the consideration for the issue of this Note.

16. Authentication.

This Note shall not be valid until authenticated by a manual signature of the Trustee.

17. Abbreviations.

Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (tenants in common), TEN ENT (tenants by the entireties), JT TEN (joint tenants with right of survivorship and not as tenants in common), CUST (custodian), and U/G/M/A (Uniform Gifts to Minors Act).

The Company will furnish to the Holder hereof upon written request and without charge a copy of the Indenture including the Supplemental Indenture, which contains the text of this Note in larger type.  Requests may be made to: Southwestern Public Service Company, c/o Xcel Energy Inc., 414 Nicollet Mall, Minneapolis, Minnesota 55401, Attention: Corporate Secretary.

Dated:                             ,

SOUTHWESTERN PUBLIC SERVICE COMPANY

By:
Name: Benjamin G.S. Fowke III
Title: Vice President and Chief Financial Officer

By:
Name: George E. Tyson II
Title: Vice President and Treasurer

Attest:

By:
Name: Patrice D. Blaeser
Title: Assistant Secretary

(Seal)

Authenticated:
THE BANK OF NEW YORK

By:
Authorized Signature
Name:
Title:

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to:

(Insert assignee’s Soc. Sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                 agent to transfer this Note on the books of the Company. That agent may substitute another to act for him.

Date:	Your Signature:

(Sign exactly as your name appears on the other side of This Note)